 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2020

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CTIC	Nasdaq Capital Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2020, CTI BioPharma Corp. issued a press release announcing its financial results for the quarter ended September 30, 2020 and certain other information. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description	Location
99.1	Press Release of CTI BioPharma Corp., dated November 10, 2020	Furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: November 10, 2020	By:	/s/ David H. Kirske
David H. Kirske
Chief Financial Officer